CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE SUCH INFORMATION (i) IS NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. EXCLUDED INFORMATION HAS BEEN MARKED AT THE APPROPRIATE PLACES AS FOLLOWS: [****]
Exhibit 10.14
THIRD AMENDMENT TO LEASE
This THIRD AMENDMENT TO LEASE (this “Amendment”) is entered into as of September 30, 2020, by and among HARRAH’S JOLIET LANDCO LLC, a Delaware limited liability company (together with its successors and assigns, “Landlord”), DES PLAINES DEVELOPMENT LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Tenant”) and, solely for the purposes of the last paragraph of Section 1.1 of the Lease (as defined below), Propco TRS LLC, a Delaware limited liability company (“Propco TRS”).
RECITALS
WHEREAS, Landlord, Tenant and, solely for the purposes of the last paragraph of Section 1.1 of the Lease, Propco TRS are parties to that certain Lease (Joliet) dated as of October 6, 2017, as amended by that certain First Amendment to Lease (Joliet), dated as of December 26, 2018, as amended by that certain Omnibus Amendment to Leases, dated as of June 1, 2020, and as amended by that certain Second Amendment to Lease (Joliet), dated as of July 20, 2020 (collectively, as amended, the “Lease”), pursuant to which Landlord leases to Tenant, and Tenant leases from Landlord, certain real property as more particularly described in the Lease;
WHEREAS, on the date hereof, Harrah’s Reno LLC, being an Affiliate of Landlord, and CEOC, LLC, being an Affiliate of Tenant, together as sellers, and Reno City Center, LLC, as purchaser, are closing a purchase and sale transaction under that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of December 31, 2019, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of May 29, 2020, with respect to certain real property and FF&E (as defined therein) associated with the gaming and entertainment facility known as “Harrah’s Reno Hotel & Casino” located in Reno, Nevada (the “Harrah’s Reno Transaction”); and
WHEREAS, in connection with the Harrah’s Reno Transaction, the parties hereto desire to amend the Lease as set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Definitions. Except as otherwise defined herein, all capitalized terms used herein without definition shall have the meanings applicable to such terms, respectively, as set forth in the Lease.

2.Amendments to the Lease.
a.Annual Minimum Cap Ex Amount. Article II of the Lease is hereby amended such that the definition of “Annual Minimum Cap Ex Amount” is hereby revised and modified to replace the reference therein to “One Hundred Twenty Million Nine Hundred Thousand and No/100 Dollars ($120,900,000.00)” with a reference to “One Hundred Nineteen Million Three Hundred Thousand and No/100 Dollars ($119,300,000.00)”.
b.Annual Minimum Per-Lease B&I Cap Ex Requirement. The Annual Minimum Per-Lease B&I Cap Ex Requirement shall be unchanged by this Amendment. Further, Landlord and Tenant hereby acknowledge, for the avoidance of doubt, that the Net Revenue attributable to the Harrah’s Reno Facility (as defined in the Sixth Amendment to the Regional Lease being entered into concurrently with this Amendment) during the period the Harrah’s Reno Facility was included in the Regional Lease (i.e., during the period from the “Commencement Date” (as defined in the Regional Lease) until the date of this Amendment) shall be included for purposes of calculating the Capital Expenditures required under Section 10.5(a)(ii) of the Lease (i.e., the Annual Minimum Per-Lease B&I Cap Ex Requirement).
c.Triennial Allocated Minimum Cap Ex Amount B Floor. Article II of the Lease is hereby amended such that the definition of “Triennial Allocated Minimum Cap Ex Amount B Floor” is hereby revised and modified to replace the reference therein to “Three Hundred Thirty-Three Million Six Hundred Thousand and No/100 Dollars ($333,600,000.00)” with a reference to “Three Hundred Twenty-Seven Million Eight Hundred Thousand and No/100 Dollars ($327,800,000.00)”.
d.Triennial Minimum Cap Ex Amount A. Article II of the Lease is hereby amended such that the definition of “Triennial Minimum Cap Ex Amount A” is hereby revised and modified to replace the reference therein to “Five Hundred Ninety-Eight Million Four Hundred Thousand and No/100 Dollars ($598,400,000.00)” with a reference to “Five Hundred Ninety Million Three Hundred Thousand and No/100 Dollars ($590,300,000.00)”.
e.Triennial Minimum Cap Ex Amount B. Article II of the Lease is hereby amended such that the definition of “Triennial Minimum Cap Ex Amount B” is hereby revised and modified to replace the reference therein to “Four Hundred Twenty-Seven Million Seven Hundred Thousand and No/100 Dollars ($427,700,000.00)” with a reference to “Four Hundred Twenty-One Million Nine Hundred Thousand and No/100 Dollars ($421,900,000.00)”.
f.Partial Periods.
i.Section 10.5(a)(v)(b) of the Lease is hereby amended to (a) replace the reference therein to “Five Hundred Ninety-Eight Million Four Hundred Thousand and No/100 Dollars ($598,400,000.00)” with a reference to “Five Hundred Ninety Million Three Hundred Thousand and No/100 Dollars

($590,300,000.00)” and (b) replace the reference therein to “One Hundred Ninety-Nine Million Four Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($199,466,666.67)” with a reference to “One Hundred Ninety-Six Million Seven Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($196,766,666.67)”,Section 10.5(a)(v)(c) of the Lease is hereby amended to (a) replace the reference therein to “Four Hundred Twenty-Seven Million Seven Hundred Thousand and No/100 Dollars ($427,700,000.00)” with a reference to “Four Hundred Twenty-One Million Nine Hundred Thousand and No/100 Dollars ($421,900,000.00)” and (b) replace the reference therein to “One Hundred Forty-Two Million Five Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($142,566,666.67)” with a reference to “One Hundred Forty Million Six Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($140,633,333.33)”, and
ii.The second sentence of Section 10.5(a)(v) of the Lease is hereby amended to (a) replace the reference therein to “Five Hundred Ninety-Eight Million Four Hundred Thousand and No/100 Dollars ($598,400,000.00)” with a reference to “Five Hundred Ninety Million Three Hundred Thousand and No/100 Dollars ($590,300,000.00)”, (b) replace the reference therein to “One Hundred Ninety-Nine Million Four Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($199,466,666.67)” with a reference to “One Hundred Ninety-Six Million Seven Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($196,766,666.67)”, (c) replace the reference therein to “Four Hundred Twenty-Seven Million Seven Hundred Thousand and No/100 Dollars ($427,700,000.00)” with a reference to “Four Hundred Twenty-One Million Nine Hundred Thousand and No/100 Dollars ($421,900,000.00)” and (d) replace the reference therein to “One Hundred Forty-Two Million Five Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($142,566,666.67)” with a reference to “One Hundred Forty Million Six Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($140,633,333.33)”.
iii.The second sentence of Section 10.5(a)(v) of the Lease is hereby amended to (a) replace the reference therein to “Five Hundred Ninety-Eight Million Four Hundred Thousand and No/100 Dollars ($598,400,000.00)” with a reference to “Five Hundred Ninety Million Three Hundred Thousand and No/100 Dollars ($590,300,000.00)”, (b) replace the reference therein to “One Hundred Ninety-Nine Million Four Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($199,466,666.67)” with a reference to “One Hundred Ninety-Six Million Seven Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($196,766,666.67)”, (c) replace the reference therein to “Four Hundred Twenty-Seven Million Seven Hundred Thousand and No/100 Dollars ($427,700,000.00)” with a reference to “Four Hundred Twenty-One Million Nine Hundred Thousand and No/100 Dollars ($421,900,000.00)” and (d) replace the reference therein to “One Hundred

Forty-Two Million Five Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($142,566,666.67)” with a reference to “One Hundred Forty Million Six Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($140,633,333.33)”.

g.Regional Lease Section 22.2(ix) Transfer.
i.Landlord and Tenant hereby acknowledge and agree that the Harrah’s Reno Transaction shall be deemed to be, and treated as, a transfer and sale of the entire “Leased Property” (as defined in the Regional Lease) with respect to a “Facility” (as defined in the Regional Lease) pursuant to Section 22.2(ix) of the Regional Lease.
ii.The 2018 Facility EBITDAR of Regional Tenant for the Harrah’s Reno Facility is equal to [****].
iii.The amount of the 2018 EBITDAR Pool shall not be reduced as a result of the Harrah’s Reno Facility no longer being a Regional Facility under the Regional Lease.
3.No Other Modification or Amendment to the Lease. The Lease shall remain in full force and effect except as expressly amended or modified by this Amendment. From and after the date of this Amendment, all references in the Lease to the “Lease” shall be deemed to refer to the Lease as amended by this Amendment.
4.Governing Law; Jurisdiction. This Amendment shall be construed according to and governed by the laws of the jurisdiction(s) specified by the Lease without regard to its or their conflicts of law principles. The parties hereto hereby irrevocably submit to the jurisdiction of any court of competent jurisdiction located in such applicable jurisdiction in connection with any proceeding arising out of or relating to this Amendment.
5.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile and/or .pdf signatures shall be deemed to be originals for all purposes.
6.Effectiveness. This Amendment shall be effective, as of the date hereof, only upon execution and delivery by each of the parties hereto.
7.Miscellaneous. If any provision of this Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Amendment will remain in full force and effect. Neither this Amendment nor any provision hereof may be changed, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such change, modification, waiver, discharge or termination is sought. The paragraph headings and captions contained in this Amendment are for convenience of reference only and in no event define, describe or limit the scope or intent of this Amendment or any of the provisions or terms hereof. This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the date hereof.

LANDLORD:
HARRAH’S JOLIET LANDCO LLC,
a Delaware limited liability company

By: /s/ David Kieske
Name: David Kieske
Title: Treasurer

[Signatures Continue on Following Pages]

[Signature Page to Third Amendment to Joliet Lease]

TENANT:

DES PLAINES DEVELOPMENT
LIMITED PARTNERSHIP,
a Delaware limited partnership

    By:     Harrah’s Illinois LLC,
        a Nevada limited liability company,
        its general partner

        By: /s/ Bret D. Yunker
         Name: Bret D. Yunker
         Title: Chief Financial Officer

[Signatures Continue on Following Pages]
[Signature Page to Third Amendment to Joliet Lease]

Acknowledged and agreed, solely for the purposes of the last paragraph of Section 1.1 of the Lease:

PROPCO TRS LLC,
a Delaware limited liability company

By: /s/ David Kieske
Name: David Kieske
Title: Treasurer

[Signatures Continue on Following Pages]
[Signature Page to Third Amendment to Joliet Lease]

CEOC, LLC hereby acknowledges this Amendment and reaffirms its joinder attached to the Lease.

CEOC, LLC,
a Delaware limited liability company

By: /s/ Bret D. Yunker
Name: Bret D. Yunker
Title: Chief Financial Officer
[Signature Page to Third Amendment to Joliet Lease]

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR
The undersigned (“Guarantor”) hereby: (a) acknowledges receipt of the Third Amendment to Lease (the “Amendment”; capitalized terms used herein with definition having the meanings set forth in the Amendment), dated as of September 30, 2020, by and among Harrah’s Joliet Landco LLC, a Delaware limited liability company, as Landlord, Des Plaines Development Limited Partnership, a Delaware limited partnership, as Tenant, and the other parties party thereto; (b) consents to the terms and execution thereof; (c) ratifies and reaffirms Guarantor’s obligations to Landlord pursuant to the terms of that certain Guaranty of Lease, dated as of July 20, 2020 (the “Guaranty”), by and between Guarantor and Landlord, and agrees that nothing in the Amendment in any way impairs or lessens the Guarantor’s obligations under the Guaranty; and (d) acknowledges and agrees that the Guaranty is in full force and effect and is valid, binding and enforceable in accordance with its terms.
    IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Agreement of Guarantor to be duly executed as of September 30, 2020.

CAESARS ENTERTAINMENT, INC.
By: /s/ Bret D. Yunker
Name: Bret D. Yunker
Title: Chief Financial Officer
[Signature Page to Reaffirmation of Guaranty]